William Blair Annual Growth Stock Conference Investor Presentation June 2016 Exhibit 99.1

Cautionary Statements Forward-Looking Statements This presentation contains forward-looking statements. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “outlook,” “plan,” “potential,” “project,” “projection,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning. These statements are not guarantees of future performance and involve a number of known and unknown risks, assumptions, trends, uncertainties and factors that are beyond our control, including without limitation, those identified in the Company’s annual report on Form 10-K under the sections titled “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.  You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. All forward-looking statements speak only as of the date of this document. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws. Note Regarding Non-GAAP Measures In this presentation, we include certain supplemental financial measures, including EBITDA, Adjusted EBITDA, Pro Forma Net Income, Pro Forma Diluted Net Income per Share, restaurant contribution, and restaurant contribution margin, which are neither required by nor presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”).  We use these measures in addition to net income and operating income to assess our performance and believe it is important for investors to be able to evaluate the company using the same measures used by our management.  You are cautioned, however, that these measures, as we calculate them, are not necessarily comparable to similarly titled measures reported by other companies.  In addition, these measures have limitations as analytical tools and should be considered only in conjunction with our financial results reported under GAAP, and not in isolation.  See the Appendix for a reconciliation of each non-GAAP financial measure included in this presentation to its directly comparable GAAP measurement.  For more information on why management considers these non-GAAP financial measures to be important indicators of our operational strength and performance, as well as the limitations on these measures as an analytical tool, please see our annual report on Form 10-K for the fiscal year ended December 27, 2015, under the caption “Key Performance Indicators.”

Introduction to Bojangles’

$1+ Billion Iconic Brand with a 39 Year History Strong and Consistent Financial Performance Significant Scale 1 3 4 81 32 58 56 298 128 1 5 Note:Map does not include 3 franchised restaurants in Honduras. Note: Please see our annual report on Form 10-K for the fiscal year ended December 27, 2015 for more information on comparable restaurant sales growth. Restaurant Footprint as of March 27, 2016 Core Markets Adjacent Markets Fast-casual quality food with QSR speed, convenience and value High quality, craveable food made from Southern recipes Core menu centered on famous chicken ’n biscuits across all dayparts Leader in breakfast – served “all day, every day” System-wide sales of $1.2 billion in fiscal 2015 671 restaurants (43% company / 57% franchised) as of Q1 2016 24 consecutive quarters of positive comparable restaurant sales through Q1 2016 Best-in-class system-wide AUVs of over $1.8 million ’11 – ’15 System-wide unit count CAGR of 7% ’11 – ’15 Adjusted EBITDA CAGR of 15% 1,400+ potential restaurants in existing footprint 3,500+ potential restaurants nationwide Compelling new restaurant model Continue growing comparable restaurant sales Financial Snapshot Differentiated Concept Attractive Growth Opportunities 1 Financial Snapshot 2013 YTD 9/29/13 YTD 9/28/2014 2012 YTD 9/29/12 TTM 9/29/13 2015 Financials ($ in mm) Company Restaurant Revenues $462 353.59199999999998 260.81200000000001 295.589 328.37 238.10936799999999 351.072632 Franchise Royalty and Other Revenues $26 21.57 15.937000000000001 17.435000000000002 20.399000000000001 14.914534 21.421465999999999 Total Revenues $488 375.16199999999998 276.74900000000002 313.024 348.76900000000001 253.02390199999999 372.49409800000001 % Growth 0.13 System-wide Comparable Restaurant Sales Growth 4.1% Adjusted EBITDA $79 60.457999999999998 43.618000000000002 48.542999999999999 54.63 % Margin 0.16188524590163936

Unique Competitive Positioning Quick-Service Speed & Value Fast Casual Quality Significant Breakfast Speed and convenience Attractive price point High-quality ingredients Traditional food preparation Strong breakfast offering Generate 38% of sales from breakfast daypart(1) Fast-Casual Quality Food with QSR Speed, Convenience and Value Combined with Breakfast Served “All Day, Every Day” (1) Represents portion of company-operated restaurant revenues generated before 11:00 AM in fiscal 2015.

Right Time, Right Place, Right Reason Chicken Category Continues to Grow Source: Technomic, the U.S. Census Bureau and Mintel. Note: Dollars in billions. (1)Note: Per Mintel, market sizes and forecasts for the breakfast restaurant report include self-reported expenditure for “breakfast/brunch”, as well as traditional breakfast foods consumed during different dayparts. Expenditures at employer and school cafeterias, college boarding plans, and catered meals are excluded from the definition. (2)2000 estimate as of July 1, 2000 and 2015 estimate as of July 1, 2015. Growing Limited Service Market QSR CAGR: 3.6% Breakfast Daypart Growth (1) 2000 ‒ 2015 Population Growth (2) Our Primary Markets Outpacing Rest of U.S. Population Growth Breakfast Daypart Industry CAGR: 3.9% Fast Casual CAGR: 9.3%

Track Record of Performance Note: Please see our annual report on Form 10-K for the fiscal year ended December 27, 2015 for more information on comparable restaurant sales growth. Fiscal 2012 was a 53-week year. Dollars in millions. 24 Consecutive Quarters of Comparable Restaurant Sales Growth Across the System System-wide Comparable Restaurant Sales Growth System-wide Restaurants Total Revenues Adjusted EBITDA ’11 – ’15 CAGR: 6.8% Company-Operated Franchised ’11 – ’15 CAGR: 13.0% ’11 – ’15 CAGR: 15.0%

Significant Whitespace for Expansion

Tremendous New Restaurant Growth Opportunity



Current Restaurant Base
Potential (1)



+2.1x Current
+5.2x Current
671
1,400+
3,500+
Current
Potential in Existing States
Nationwide Potential

Note: Map does not include three franchised restaurants in Honduras.
Note: Current restaurant count of 671 is as of March 27, 2016. 1,400+ potential restaurants in existing states and 3,500+ restaurants nationwide based on Buxton study and management estimates.
(1) Represents potential restaurants per Buxton study.

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Highly Experienced Management Team Name Position Yrs. with Bojangles’ Industry Yrs. Experience Tony Hopson SVP, Franchise Operations 9 37 Vickie Smith SVP, Human Resources 23 43 Mike Bearss SVP, Research & Development 12 48 Randy Icard VP, Franchise Development 7 39 Bill Easterling VP, Real Estate 9 33 Eric Newman EVP, General Counsel & Secretary 31 31 Randy Poindexter SVP, Marketing 26 37 Clifton Rutledge President & Chief Executive Officer 2 36 Kenny Avery SVP, Chief Operating Officer 9 36 John Jordan SVP, Chief Financial Officer & Treasurer 10 10 The Bojangles’ Management Team Has a Total of 150 Years of Experience at Bojangles’ and 390 Years of Industry Experience, With An Average of 13 Years at Bojangles’ and 33 Years in the Industry Jayson Romeo VP, Information Technology and Strategic Planning 2 30 Keith Vigness VP, Finance 10 10

Culture is Our Secret Sauce Our Culture Coach and Leadership Team are Key Drivers of the Culture Our Vision We are a culture based on trust, servant leadership and total commitment in all that we do. Hard Work, Teamwork, Harmony, Listen & Respect Our Values Leadership Conferences Unit Director Leadership Conferences Regional Restaurant-Level Rallies Restaurant Management Team Meetings Highly selective team member selection process Resulted in hiring only ~8% of the applicant pool during fiscal 2015 Commitment to team member and manager training Promote from within if possible Culture Instilled Throughout the Organization Selecting and Retaining the Right People Our Mission Win the hearts of our customers by delivering quality and service all day, every day.

Deep Sense of Pride in Bojangles’ Unannounced visits to evaluate each restaurant based on service, quality and cleanliness Prizes: cash prizes up to $10,000 Biscuits judged on taste, color, height, and diameter Prizes: trophies, cash rewards, and ultimate bragging rights Annual Master Biscuit Maker Competition ShowBo Competition

The Bo Difference

Our Investment Highlights Iconic Brand with Loyal, Cult-Like Following High-Quality, Craveable Food Diversified Daypart Mix – Breakfast Leader Unique Value Proposition Highly Productive Restaurant Base with Strong Unit Economics Compelling Hybrid System that Provides Capital Efficient Growth Strong Management Team Driving Culture Based on People

Iconic Brand with Loyal, Cult-Like Following 95% Aided Brand Awareness in Core Carolina Markets “Bo Fanatics” Visit Us Multiple Times Per Week “Bo Fanatics” Are Everywhere!

It’s All About the High-Quality, Craveable Food Fresh, never-frozen bone-in chicken marinated for at least 12 hours and hand-breaded Made-from-scratch, buttermilk biscuits baked fresh every 20 minutes all day, every day No microwaves in restaurants Eggs and meats prepared on the griddle Flavorful fixin’s prepared on the stove-top Legendary Iced Tea steeped the old-fashioned way Maintaining the integrity of our traditional, Southern food

Broad Menu with Value Across All Dayparts Core menu has remained unchanged Multiple price points and value without a “value” or “dollar” menu Breakfast items served all day, every day Strategic limited time offers and promotions Ability to manage food costs by mix shift 80% of fiscal 2015 company restaurant revenues generated via drive-thru and carry-out Breakfast Lunch Snack Dinner After Dinner Note:Sales by daypart is based on company-operated restaurants during fiscal 2015. Differentiated Daypart Mix 2015 Sales by Daypart

Roasted Chicken Bites with Green Beans, a Biscuit and Our Legendary Iced Tea Unique Value Proposition Other Top 5 Chains: Top 5 for Quality Bojangles’ average check for company-operated restaurants during fiscal year 2015 was $6.97, on a per transaction basis.

We Own Breakfast Note: Breakfast Daypart AUV based on over 38% of Company-Operated restaurant revenues being generated before 11:00 AM in fiscal 2015 multiplied by system-wide AUV for fiscal 2015. Breakfast Daypart AUV of approximately $0.7 Million

Highly Productive Restaurant Base Note: 2012 was a 53-week year. Dollars in thousands. System-Wide Average Unit Volume YOY Growth 2.2% ‘11-’15 CAGR 3.5%

Growth Strategies

New Restaurant Growth Strategy Track Record of New Restaurant Growth System-wide Units Target 7 – 8% long-term annual unit growth Development strategy focused on ~40% / 60% company-operated and franchised mix Franchisees expand brand reach with minimal company capital risk Growth primarily driven by existing franchisees Increasing penetration of core and adjacent markets to leverage brand awareness and media efficiency Expanding footprint by growing contiguously Current(1) and Potential Geographic Footprint (1) Current footprint as of March 27, 2016. 3,500+ Nationwide 1,400+ Existing Footprint 671 Current Core Markets Adjacent Markets 2012 2013 2014 2015 538 577 622 662 2012 2013 2014 2015 Gross Openings 40 46 52 63 % Net Growth 0.06 7.0000000000000007E-2 0.08 0.06 2012 2013 2014 2015 538 577 622 662 2012 2013 2014 2015 Gross Openings 40 46 52 63 % Net Growth 0.06 7.0000000000000007E-2 0.08 0.06

Market Development Strategy Increasing Penetration Marketing Spend Across All Channels Development Strategy Based on Leveraging Market Spend and Growing Brand Awareness Leverage marketing to drive customer “conversion” Benefits both new and existing restaurants Higher impact advertising drives traffic across the region Expand Into New Markets Core / Adjacent Increase Penetration More Marketing Dollars Higher AUVs Television Sponsorships Radio Billboards Print Advertising Social Media and Internet

Compelling New Restaurant Model

- Utilize build-to-suit strategy and equipment lease financing to minimize upfront cash investment
- Long-standing relationships with capital providers
- Strong return on minimal cash investment delivers <1 year payback

Investment Cost

Item	Total Investment	Build-to-Suit Financing	Equipment Lease Financing	Company Cash Investment
Building	$735	($735)	-	-
Site Development	495	(495)	-	-
Soft Costs	105	(105)	-	-
Equipment	315	-	($230)	$85
Land	580	(580)	-	-
Total Investment(1)	**$2,230**	**($1,915)**	**($230)**	**$85**

New Restaurant Target (2)

	Year 1
Sales	$1,500
Restaurant Contribution(3)	$160
% of Sales	*11%*
Cash Flow(4)	$110
% of Sales	*7%*
Cash Investment	$85
Cash-on-Cash Return	***129%***

Note: Dollars in thousands.
(1) Does not include preopening costs (~$60K). Based on new restaurants for which build-to-suit and equipment lease financing are used.
(2) Based on new restaurants for which build-to-suit and equipment lease financing are used.
(3) Includes marketing cost allocation and excludes preopening costs.
(4) Represents restaurant contribution less equipment capital leases. After the 60th month no further payments are required on the equipment capital leases.

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Healthy and Growing Franchisee Base Long track record of franchise royalty and other franchise revenues growth ~90 franchisee entities in the system with multi-unit franchisees capable of significant expansion Franchisee support and resources Implemented “Grow Bo” program in 2014 Strong marketing program to new and existing franchisees 2011 – 2015 CAGR: +9.7% Advertisements in Well-Known Trade Publications Franchise Royalty and Other Franchise Revenues Well-Known in the Franchising Community 2000-2014 Pop 2011 2012 2013 2014 2015 $18 $20 $22 $24 $26 Franchised Units: 312 327 352 368 381

Continue Driving Comparable Restaurant Sales Growth Continue Building Brand Awareness Through Marketing BRAND Continue Growing Breakfast and Non-Breakfast Dayparts DAYPART Drive Existing Customer Frequency with “Bo-Size” Service SERVICE Continue Serving Great Food FOOD System-wide Comparable Restaurant Sales Growth Note: Please see our annual report on Form 10-K for the fiscal year ended December 27, 2015 for more information on comparable restaurant sales growth.

Delivering “Bo-Size” Service Speak to Me Act Like You Care Hurry Get it Right Bring Me Back Driving Customer Frequency with “Bo-Size” Service Deliver a Star Service experience and environment that “compliments” the quality of our food and models our culture Enhance customer engagement while improving execution Leverage Customer Experience Measurement system Provides real-time feedback on the customer service experience

Growing Across Breakfast and Non-Breakfast Dayparts Strategies to Continue Growing Across Dayparts Historical Successes Limited Time Offers Bojangler Fish Filet Sandwich, Seasoned Fried Turkey, Grilled Pork Chop and Smoked Sausage Biscuits Labor and Service Optimization Customer Experience Measurement System Targeted Media Spend Advertising cooperatives and select sponsorships enhancements Big Bo Box, Supremes and Homestyle Tenders Product and Packaging Enhancements Big Bo Box Marketing Campaign

Financials

Strong Historical Growth Total Company Revenues Franchise Royalty and Other Franchise Revenues System-wide Comparable Restaurant Sales Growth Note: 2012 was a 53-week year. Dollars in millions. Note: Please see our annual report on Form 10-K for the fiscal year ended December 27, 2015 for more information on comparable restaurant sales growth. ’11-’15 CAGR 13.0% System-wide Restaurants ’11-’15 CAGR 6.8% ’11-’15 CAGR 9.7% YOY Growth YOY Growth 5.7% 11.3%

Track Record of Driving Profitability Note: 2012 was a 53-week year. Dollars in millions. Includes approximately 40 bps related to a one-time gain from the termination of a vendor contract during fiscal 2014. See Appendix for reconciliation. ’11-’15 CAGR 15.0% ’11-’15 CAGR 17.4% Labor Costs as % of Company Restaurant Revenues Food & Supplies Costs as % of Company Restaurant Revenues Restaurant Contribution (2) Adjusted EBITDA (2) (1) YOY Growth YOY Growth 11.8% 21.3% (1)

Strong Free Cash Flow and Capitalization Note: 2012 was a 53-week year. Dollars in millions. Defined as Adjusted EBITDA less cash capex. Defined as free cash flow divided by Adjusted EBITDA. Free Cash Flow Current Capitalization 2011 2012 2013 2014 YTD 3Q14 YTD 3Q15 Adjusted EBITDA $45 $55 $60 $69 $79 $17 $19 Less: Cash Capex (6) (7) (9) (7) (12) (1) (1) Free Cash Flow (1) $39 $47 $51 $61 $67 $16 $18 % Conversion (2) 0.86 0.87 0.84 0.89 0.85 0.93 0.96 2011 2012 2013 2014 2015 YTD 1Q15 YTD 1Q16 $39 $47 $51 $61 $67 $16 $18 10Q As of March 27, 2016 Cash and Cash Equivalents $21.4 Funded Debt: Revolving Credit Facility - Term Loans $196.5 $,209,194 Capital Lease Obligations $26.7 $27,138 Total Debt $223.2 $,236,332 Total Net Debt/LTM Adj. EBITDA 2.5x 78294 3.0185199376708303

Q1 2016 Highlights Opened 9 restaurants system-wide (7 company / 2 franchised) Comparable restaurant sales growth: System-wide: 2.0% Company: 2.7% Franchised: 1.6% Total revenues increased 11.3% to $127.7 million from $114.6 million in prior year Pro Forma Net Income increased 36.0% to $7.9 million from $5.8 million in prior year Pro Forma Diluted Net Income per Share increased 31.3% to $0.21 compared to $0.16 in prior year Adjusted EBITDA increased 11.8% to $18.9 million from $16.9 million in prior year

Historical Performance Supports Long-Term Plan New Store Growth: 7 – 8% Comp Growth: Low-To-Mid Single Digits Total Revenue Growth: ~10% Operating Income Growth: ~10 – 12% Earnings Growth: Mid-Teens Our Growth Targets Historical Track Record 2011 – 2015 CAGR ü ü ü ü ü These goals are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our Annual Report on Form 10-K. Nothing in this presentation should be regarded as representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals.

It’s Bo Time! Iconic Brand with Loyal, Cult-Like Following High-Quality, Craveable Food Diversified Daypart Mix – Breakfast Leader Unique Value Proposition Highly Productive Restaurant Base with Strong Unit Economics Compelling Hybrid System that Provides Capital Efficient Growth Strong Management Team Driving Culture Based on People Multiple Attractive Growth Opportunities

Appendix

Restaurant Contribution Reconciliation $ in millions Note:Restaurant contribution is defined as company restaurant revenues less company food and supplies costs, restaurant labor costs and operating costs. RECONCILIATION From Press Release 2011 2012 2013 2014 2015 YTD 1Q15 YTD 1Q16 Company Restaurant Revenue $281.89999999999998 $328.4 $353.6 $406.8 $462.1 $108.3 $121.4 Food and Supplies Costs (92.6) (109.0) (118.6) (133.2) (150.6) (36.6) (38.5) Restaurant Labor Costs (84.5) (95.7) (99.4) (112.5) (126.4) (30.5) (33.3) Operating Costs (60.5) (68.5) (75.2) (88.5) (100.9) (23.9) (28.4) Restaurant Contribution $44.3 $55.2 $60.5 $72.599999999999994 $84.3 $17.399999999999999 $21.1

Adjusted EBITDA Reconciliation $ in millions 2011 2012 2013 2014 2015 YTD 1Q15 YTD 1Q16 Net Income $4.5999999999999996 $7.7 $24.3 $26.1 $26.5 $3.4 $7.8 Income Taxes 3.3 3.9 9.9 15.6 16 3.6 4.0999999999999996 Interest Expense, Net 10.4 15.2 8.4 9.1 8.3000000000000007 2.2000000000000002 2 Depreciation and Amortization (1) 14.1 12 11.9 12.8 15.1 3.5 3.9 EBITDA $32.4 $38.799999999999997 $54.5 $63.6 $66 $12.8 $17.899999999999999 Non-Cash Rent (2) 1.1000000000000001 1.4 1.3 1.5 1.6 0.4 0.4 Stock-Based Compensation (3) - 1.6 0.8 1.4 2 0.3 0.3 Preopening Expenses (4) 0.4 0.6 1.1000000000000001 1.4 1.5 0.3 0.2 Sponsor and Board Member Fees and Other Expenses (5) 0.6 0.7 1.1000000000000001 1.1000000000000001 0.2 0.1 - Certain Professional, Transaction and Other Costs (6) 8.5 0.2 0.2 0.8 5.3 2.9 - Employee Contract Expense (7) - - - - 0.5 - - Distributor Transition Costs (8) - - - - 0.6 - 0.1 Impairment and Disposition (9) (0.2) 0.5 0.9 0.6 1.6 - - Loss on Debt Extinguishment (10) 2.6 10.8 - - - - - One-Time Franchise Expenses (11) - - 0.5 - - - - Gain From Termination of a Vendor Contract (12) - - - (1.5) - - - Adjusted EBITDA $45.4 $54.6 $60.5 $68.9 $79.3 $16.899999999999999 $18.899999999999999 (1) Includes amortization of deferred debt issuance costs. (2) Includes deferred rent, which represents the extent to which our rent expense has been above or below our cash rent payments, amortization of favorable (unfavorable) leases and closed store reserves for rent net of cash payments. (3) Includes non-cash, stock-based compensation, as well as employer payroll taxes associated with stock option exercises related to stock options that were outstanding prior to our initial public offering. (4) Includes expenses directly associated with the opening of company-operated restaurants and incurred prior to the opening of a company-operated restaurant. (5) Includes (i) reimbursement of expenses to our sponsor prior to our initial public offering, (ii) compensation and expense reimbursement to members of our board prior to our initial public offering and (iii) certain non-recurring executive search firm fees incurred on behalf of our board. (6) Includes certain professional fees and transaction costs related to financing transactions, acquisitions and public offering expenses, third-party consultants for one-time projects and certain executive relocation costs. (7) Represents a payment liability pursuant to an employment agreement. (8) Includes legal and other expenses incurred in connection with the transition to our new distributor. (9) Includes loss (gain) on disposal of property and equipment, impairment and cash proceeds on disposals from disposition of property and equipment. (10) Our term loan was refinanced in October 2012 resulting in a loss on debt extinguishment of approximately $10.8 million, including an approximately $1.7 million loss on the early termination of the corresponding interest rate swap agreement. (11) Includes the cost of the purchase of equipment for franchisees in connection with a one-time initiative which was completed in fiscal 2013. (12) Represents the elimination of a gain from the termination of a contract with a beverage vendor in fiscal 2014.

Additional Reconciliations $ in millions Reconciliation of Net Income to Pro Forma Net Income Thirteen Weeks Ended Reconciliation of Diluted Net Income Per Share to Pro Forma Diluted Net Income Per Share Thirteen Weeks Ended Reconciliation of Net Income to EBITDA and Adjusted EBITDA Thirteen Weeks Ended 42456 42092 42456 42092 41910 42274 Net Income $7.8 $3.4 Diluted net income per share $0.21 $0.09 Net Income $7 9 Certain Professional and Transaction Costs (a) - 2.9 Certain Professional and Transaction Costs (a) - 0.08 Income Taxes 4.2 3.4 Incremental Public Company Costs (b) - (0.6) Incremental Public Company Costs (b) - (0.02) Interest Expense, Net 2.4 2 Distributor Transition Costs (c) 0.1 - Distributor Transition Costs (c) - - Non-cash Rent (b) 0.4 0.4 Tax Impact of Adjustments (d) - 0.1 Tax Impact of Adjustments (d) - 0.01 Sponsor and Board Member Fees and Expenses (e) 0.2 - Total Adjustments 0.1 2.4 Total Adjustments - 7.0000000000000007E-2 Certain Professional, Transaction, and other Costs (f) 0.1 0.2 Pro Forma Net Income $7.9 $5.8 Pro Forma Diluted Net Income per Share $0.21 $0.16 Employee Contract Expense (g) - 0.5 Distributor Transition Costs (h) - 0.2 Impairment and Dispositions (i) 0.1 0.4 Gain from Termination of a Vendor Contract (j) (1.5) - Adjusted EBITDA 17.100000000000001 20.5 (a) Includes public offering expenses and costs associated with third party consultants for one-time projects. (b) Reflects an estimate of recurring incremental legal, accounting, insurance and other operating and compliance costs we expect to incur as a public company in addition to actual amounts incurred. By its nature, this adjustment involves risks and uncertainties, and the actual costs incurred could be different than this adjustment. (c) Includes expenses incurred in connection with the transition to our new distributor. (d) Represents the income tax (expense) benefit associated with the adjustments in (a) thru (c) that are deductible for income tax purposes.